Exhibit 10.15

                                 CIT Group Inc.
                                  650 CIT Drive
                        Livingston, New Jersey 07039-5795

                                                   Dated as of July 2, 2002

Royal Bank of Canada, as Administrative Agent
200 Bay Street
12th Floor, South Tower
Royal Bank Plaza
Toronto, Ontario  M5J 2J5

      Re: Unconditional Guaranty

Ladies and Gentlemen:

      Reference is hereby made to the $500,000,000 364-Day Credit Agreement dated as of March 27, 2001 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among CIT Financial Ltd., the Banks party thereto as lenders, Royal Bank of Canada, as Administrative Agent and Canadian Imperial Bank of Commerce and JP Morgan Chase Bank, Toronto Branch (formerly The Chase Manhattan Bank of Canada), as Syndication Agents. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

      1. Guaranty. CIT Group Inc., a Delaware corporation (the "Guarantor") hereby (a) unconditionally, absolutely and irrevocably guarantees to the Banks the full and prompt payment by the Company of the obligations incurred by the Company to the Banks pursuant to the Credit Agreement (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Accommodations Outstanding and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) (the "Obligations") upon written demand therefor from the Administrative Agent, and (b) agrees to pay all out-of-pocket expenses incurred by the Administrative Agent and each Bank (including reasonable counsel fees and expenses) in enforcing its rights under this Guaranty.

      2. Guarantor's Obligations Unconditional. (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent and each Bank with respect thereto. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of a validity or enforceability of any of the Obligations, or any agreement, instrument or other document evidencing or securing any of the Obligations; (ii) any change in the time, manner or place


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                                      -2-

of, payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of, or consent to any departure from any agreement, instrument or document evidencing or securing the Obligations; or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any other guarantor in respect of the Obligations.

      (b) This Guaranty (i) is a continuing guarantee of payment and shall remain in full force and effect until the later of (x) the satisfaction in full of the Obligations and the payment of the other expenses to be paid by the Guarantor pursuant hereto, and (y) the termination of the Commitments; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Bank upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

      3. Waivers. The Guarantor hereby waives: (a) promptness and diligence; (b) notice of acceptance and notice of the incurrence of any Obligation by the Company; (c) notice of any actions taken by the Administrative Agent or any Bank or the Company under the Credit Agreement or any other agreement or instrument relating thereto, except as expressly provided for in clause (a) of Section 1;
(d) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantor of its obligations hereunder, except as expressly provided for in clause (a) of Section 1; and (e) any requirement that the Administrative Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Company or any other person or entity or any collateral.

      4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Bank against the Company or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Bank for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, until the Commitments are terminated and all amounts owing to the Administrative Agent and the Banks by the Company on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Banks, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured.

      5.  Representations and Warranties.  To induce the Banks to enter into the
Credit   Agreement,   the  Guarantor  hereby  represents  and  warrants  to  the
Administrative Agent and each Bank that:


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                                      -3-

      (a) Financial Condition. The consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as of September 30, 2001, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by PriceWaterhouseCoopers LLP, copies of which have heretofore been furnished to each Bank, present fairly the consolidated financial condition of the Guarantor and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer and as disclosed therein).

      (b) No Change. Since September 30, 2001 and until the date of this Guaranty there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, except for any development or event which has been made publicly available pursuant to a press release or a filing with the United States Securities and Exchange Commission.

      (c) Corporate Existence; Compliance with Law; Significant Subsidiaries. Each of the Guarantor and its Significant Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has the power and authority to conduct the business in which it is currently engaged. As of the date hereof, each Significant Subsidiary is listed on Schedule II to the CIT U.S. Credit Agreement.

      (d) Corporate Power; Authorization; Enforceable Obligations. The Guarantor has the corporate power and authority to make, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required on the part of the Guarantor in connection with the execution, delivery, performance, validity or enforceability of this Guaranty. This Guaranty has been duly executed and delivered on behalf of the Guarantor. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (e) No Legal Bar. The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or material Contractual Obligation of the Guarantor or of any of its Significant Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their material respective properties or revenues pursuant to any such Requirement of Law or material Contractual Obligation.

      (f) No Material Litigation. (i) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its Significant Subsidiaries or against any of its or their respective properties or revenues in any case that involves this Guaranty or the execution, delivery and performance of this Guaranty.


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                                      -4-

            (ii) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its Significant Subsidiaries or against any of its or their respective properties or revenues which could reasonably be expected to result in a violation of subsection 6.3 of the CIT U.S. Credit Agreement, as incorporated herein by reference pursuant to
Section 6 below.

      (g) No  Default.  (i)  Neither the  Guarantor  nor any of its  Significant
Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to result in a violation of subsection 6.3 of the CIT U.S. Credit Agreement, as incorporated herein by reference pursuant to Section 6 below.

            (ii) No Default or Event of Default (as such terms are defined in the CIT U.S. Credit Agreement) has occurred and is continuing.

      (h) Aggregation of the Representations and Warranties Relating to Net Worth. The total effect of each event or circumstance referred to in paragraph
(f)(ii) and paragraph (g)(i) of this Section 5 is not, when taken together in the aggregate, reasonably expected to result in a violation of subsection 6.3 of the CIT U.S. Credit Agreement, as incorporated herein by reference pursuant to
Section 6 below.

      (i) Investment Company Act. The Guarantor is not an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      (j) ERISA. Each Plan complies in all material respects with all applicable provisions of ERISA and the Code, no Reportable Event has occurred with respect to any Plan, neither the Company nor any other members of any Commonly Controlled Entity has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to terminate any Plan, except in any case to the extent that such failures could not, in the aggregate, reasonably be expected to result in a violation of subsection 6.3 of the CIT U.S. Credit Agreement, as incorporated herein by reference pursuant to Section 6 below.

      As used in this Section 5, capitalized terms that are not defined in this Guaranty are used with the meanings ascribed to such terms in the CIT U.S. Credit Agreement.

      6. Covenants. The Guarantor agrees that, so long as any Bank has any Commitment under the Credit Agreement or any amount payable under the Credit Agreement, unless the Required Banks shall otherwise consent in writing, the Guarantor will comply with each of the covenants contained in Sections 5.1 through 5.8 and 6.1 through 6.3 of the CIT U.S. Credit Agreement (as in effect on the date hereof, without regard to any amendment, modification or waiver of such provisions and without regard to whether or not the CIT U.S. Credit Agreement remains in effect), which Sections (together with all related definitions and ancillary provisions) are hereby incorporated by reference as though set forth herein in their entirety; provided that (i) references to "Bank" shall mean and be a reference to each Bank under the Credit Agreement,
(ii) references to "Administrative Agent" shall mean and be a reference to the Administrative Agent under the Credit Agreement, (iii) references to "this Agreement", "herein", "hereunder", and words of similar import shall mean and be a reference to this Guaranty, (iv) references to "Schedule" shall mean and be a


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                                      -5-

reference to the applicable Schedule in the CIT U.S. Credit Agreement (as in effect on the date hereof, without regard to any amendment, modification or waiver of such provisions and without regard to whether or not the CIT U.S. Credit Agreement remains in effect), and (v) references to Sections in such incorporated Sections shall be references to Sections of the CIT U.S. Credit Agreement, provided that to the extent such referenced Sections are themselves incorporated in this Guaranty by reference, references herein to such Sections shall be to such Sections as they are incorporated.

      7. Miscellaneous. (a) The Guarantor will make each payment hereunder in lawful money of Canada and in immediately available funds to the Administrative Agent at its address set forth above.

      (b) Upon the delivery of an Extension Notice and upon the extension of the Termination Date pursuant to the Credit Agreement, the Guarantor shall be deemed to have represented and warranted on and as of the date of such Extension Notice and the effective date of such extension, as the case may be, that (i) no Default or Event of Default (as such terms are defined in the CIT U.S. Credit Agreement) has occurred and is continuing, (ii) that the representations and warranties of the Guarantor contained herein are true and correct in all material respects on and as such date, except to the extent that such representations and warranties expressly relate to an earlier date, and (iii) since the date of the Guarantor's last audited financial statements and until the date of such extension, there has been no development or event which has or could reasonably be expected to have a Material Adverse Effect.

      (c) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Required Banks, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance for the specific purpose for which given; provided, however, that no such amendment or waiver shall release the Guarantor from its guaranty of the Obligations, amend Section 2, Section 7(b), this Section 7(c) or
Section 7(d), reduce any amount payable hereunder or extend the time of payment of any amounts payable hereunder, in each case without the written consent of all of the Banks.

      (d) No failure on the part of the Administrative Agent or any Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent or any Bank provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Administrative Agent or any Bank hereunder are not conditional or contingent on any attempt by the Administrative Agent or any Bank to exercise any of its rights under any other agreement evidencing or securing the Obligations against such party or against any other person or entity.

      (e) If for the purpose of obtaining judgment in any court in any jurisdiction with respect to this Guaranty, it is necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due hereunder in any currency other than the Judgment Currency,


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                                      -6-

then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose "rate of exchange" means the rate at which the Administrative Agent would, on the relevant date, sell a similar amount of such currency in the Toronto foreign exchange market, against the Judgment Currency, in accordance with normal and reasonable banking procedures.

      In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Guarantor will, on the date of payment, pay such additional amounts as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in such other currency. In the event that the amount so paid exceeds, when so converted, the amount then due, the Administrative Agent shall remit to the Guarantor such excess. Any additional amount due from the Guarantor or the Administrative Agent under this section will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement.

      (f) All communications provided for hereunder shall be in writing (including telecopier communication) and shall be mailed, telecopied or delivered, if to the Guarantor, to it at its address at 1211 Avenue of the Americas, New York, New York 10036 Attention: Treasurer; and if to the Administrative Agent, to its address at 200 Bay Street, 12th Floor, South Tower, Royal Bank Plaza, Toronto, Ontario M5J 2J5, Attention: Manager Agency; or, as to either such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 7(e). All such notices and other communications shall be effective (i) if mailed, the earlier of three days after deposit in the mail or when received, (ii) if telecopied, when transmitted, and (iii) if delivered, upon delivery.

      (g) This Guaranty shall become effective as of the date hereof and replaces and supercedes the similar guaranty dated as of June 1, 2001, in relation to the Credit Agreement addressed to you by the former The CIT Group, Inc., which Guaranty shall be released upon delivery of this Guaranty.

      (h) This Guaranty shall enure to the benefit of the Banks and their respective successors and assigns and shall be binding upon the Guarantor and its successors and assigns.

      8. GOVERNING LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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                                      -7-

      9. Submission to Jurisdiction; Waivers.

      (a) The Guarantor hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the Province of Ontario, the courts of Canada, and appellate courts of any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

            (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      (b) The Guarantor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially or similar form of mail), postage prepaid to the Guarantor at its address set forth above or at such other address of which the Administrative Agent shall have been notified pursuant thereto.

      (c) The Guarantor irrevocably designates and appoints the corporate secretary of the Company, having an office on the date hereof at Newcourt Centre, 207 Queens Quay West, Suite 700, Toronto, Ontario, M5J 1A7, as the Guarantor's authorized Administrative Agent, to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding referred to in Section 9. The Guarantor represents and warrants that such Administrative Agent has agreed to accept such appointment. Said designation and appointment shall not be revocable by the Guarantor until the Guaranty has terminated. If such Administrative Agent shall cease to act as Administrative Agent for the Guarantor, the Guarantor agrees to designate irrevocably and appoint without delay another such Administrative Agent satisfactory to the Administrative Agent.

      (d) The Guarantor consents to process being served in any suit, action or proceeding referred to in Section 9(c) by service of process upon its Administrative Agent appointed as provided in Section 9(c).

      10. WAIVERS OF JURY TRIAL. THE GUARANTOR (AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND THE BANKS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.

      11. Interest Act (Canada). For purposes of the Interest Act (Canada), (i) whenever any interest applicable to this Guaranty is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is


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                                      -8-

equivalent to (x) the applicable rate based on a year of 360 days (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360
(ii) the principle of deemed reinvestment of interest does not apply to any interest calculation in respect of this Guaranty; and (iii) the rates of interest stipulated in respect of this Guaranty are intended to be nominal rates and not effective rates or yields.

      12. Taxes and Other Taxes.

      (a) Any and all payments to the Banks by the Guarantor hereunder shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and liabilities with respect thereto, excluding, in the case of each Bank, taxes imposed on its net income and all capital, franchise and other business-related taxes imposed by any jurisdiction under any law to which such Bank is subject or by the United States (or any political subdivision or taxing authority thereof or therein) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"), unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Guarantor shall be required by law or the administration thereof to deduct or withhold any such Taxes from or in respect of any sum payable hereunder and, subject as provided in the next following sentence, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this paragraph), the applicable Banks receive an amount equal to the sum they would have received if no such deduction or withholding had been made; (ii) the Guarantor shall make such deductions or withholdings; and (iii) the Guarantor forthwith shall pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

      (b) The Guarantor agrees to pay forthwith any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies being herein referred to as "Other Taxes") imposed by any jurisdiction (or any political subdivision or taxing authority thereof or therein) which arise from any payment made by the Guarantor hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty.

      (c) The Guarantor agrees to indemnify the Banks for the full amount of Taxes or Other Taxes not deducted or withheld and paid by it in accordance with
Section 12(a) and Section 12(b) to the relevant taxation or other authority and any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by it under this Section 12, paid by the applicable Banks and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not any such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Administrative Agent or the relevant Banks make written demand therefor. A certificate as to the amount of such Taxes or Other Taxes and evidence of payment thereof submitted to the Guarantor by the Administrative Agent shall be prima facie evidence of the amount due from the Guarantor to the Administrative Agent or the applicable Banks.


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                                      -9-

      (d) The Guarantor shall furnish to the Administrative Agent and the applicable Banks the original or a certified copy of a receipt evidencing any payment of Taxes or Other Taxes made by the Guarantor as soon as such receipt becomes available.

      (e) Any Bank claiming any additional amounts payable under this Section 12 shall, to the extent legally able to do so, upon reasonable written request from the Guarantor, file any certificate or document if such filing would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue, and the Guarantor shall not be obligated to pay such additional amounts if, after the Guarantor's request, any Bank could have filed such certificate or document and failed to do so.

      (f) The provisions of this Section 12 shall survive the termination of this Guaranty.

                                        Very truly yours,

                                        CIT GROUP INC.

                                        By: /s/ Glenn A. Votek
                                            --------------------------------
                                            Name:  Glenn A. Votek
                                            Title: Executive Vice President &
                                                   Treasurer